UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2014
Date of Report (Date of earliest event reported)

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

806 East Avenido Pico, Suite I-288 San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

(949) 542-6668
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Settlement Agreement

On April 24, 2014, the Board of Directors of Monster Arts, Inc., a Nevada corporation (the "Company") authorized the execution of that certain settlement agreement and stipulation dated April 24, 2014 (the "Settlement Agreement") with IBC Funds LLC, a Nevada limited liability company ("IBC Funds").

The Company had certain payables outstanding due and owing to creditors aggregating $208,320.82 (collectively, the "Payables"). IBC Funds purchased the Payables from their respective holders and subsequently filed a claim against the Company in the Circuit Court of the Twelfth Judicial Circuit in and for Sarasota County, Florida for the payment of the Payables. Thus, the Company and IBC Funds desired to resolve and settle the Payables and entered into the Settlement Agreement.

On the dates listed below, IBC Funds delivered a conversion notice to the Company (the "Conversion Notice") proposing certain dollar amount conversions pertaining to the Settlement Agreement which were convertible into shares of common stock. The shares of common stock were exempt from registration under the Securities Act of 1933, as amended, in reliance upon Section 3(a)(10).

Date of Conversion	Dollar Amount	Number of Shares Issued
April 25, 2014	$6,300.00	7,000,000
May 6, 2014	5,950.00	7,000,000
May 15, 2014	5,250.00	7,000,000
May 22, 2014	4,000.00	8,000,000
May 28, 2014	4,000.00	8,000,000
June 4, 2014	4,500.00	8,000,000
June 10, 2014	4,500.00	10,000,000
June 16, 2014	4,500.00	10,000,000
June 24, 2014	4,500.00	10,000,000
June 27, 2014	6,000.00	10,000,000
July 8, 2014	5,500.00	10,000,000
July 11, 2014	4,500.00	10,000,000
July 11, 2014	3,000.00	10,000,000
July 23, 2014	3,000.00	10,000,000
July 29, 2014	3,000.00	10,000,000

The Board of Directors determined it was in the best interests of the Company and its shareholders to enter into the Settlement Agreement and resulting 3(a)(10) issuance of shares in order to ensure the successful operational aspects of the Company within the next six months and to accelerate the possibility of generation of revenue from multiple sources.

2

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Board of Directors of the Company approved and authorized the issuance of an aggregate 145,000,000 shares of restricted common stock of the Company at various per share prices based upon a 50% discount of the lowest trading price over the prior fifteen days from the date of conversion. The aggregate 145,000,000 shares of common stock were issued in accordance with the terms and provisions of the Settlement Agreement. The shares of common stock were issued to IBC Funds in reliance on Section 3(a)(10) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER ARTS INC.
DATE: August 19, 2014	By: /s/ Wayne Irving II Name: Wayne Irving II Title: President/Chief Executive Officer

3